UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2012

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2012, PMC Commercial Trust (the “Company”) renewed the employment contracts of its two executive officers, by entering into renewal employment contracts with Jan F. Salit, Chief Executive Officer and Barry N. Berlin, Chief Financial Officer (the “Employment Contracts”).

Each Employment Contract provides for an initial term that commenced on December 11, 2012 and expires on December 31, 2015. Each Employment Contract provides for various payments to the executive. This summary description of the Employment Contracts is qualified in its entirety by the executive employment contracts, which are attached hereto as exhibits and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

10.1	Executive Employment Contract with Jan F. Salit

10.2	Executive Employment Contract with Barry N. Berlin

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2012

PMC COMMERCIAL TRUST

By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer